Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2, dated as of March 4, 2016 (this “Amendment No.2”), to the Second Amended and Restated Credit Agreement, dated as of February 3, 2014 (as in effect immediately prior to the Amendment No. 2 Effective Date, the “Credit Agreement”), by and among LAMAR MEDIA CORP., a Delaware corporation (the “Company” or the “Borrower”), LAMAR ADVERTISING COMPANY, a Delaware corporation (solely with respect to Section 6 hereof, “Holdings”), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower has requested an amendment to the Credit Agreement;

WHEREAS, in order to effectuate the foregoing, each of the Borrower and the other parties hereto desire to amend, as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Borrower, Holdings (solely with respect to Sections 5 and 7 hereof), the Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by:

(i) inserting “or, except for purposes of the definitions of “Required Lenders” and “Revolving Credit Lenders,” a Bail-In Action” immediately after the words “Lender Related Distress Event” appearing in the definition of “Defaulting Lender”;

(ii) inserting the following new definitions in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 2.01(c)(ii) of the Credit Agreement is amended by inserting “(assuming that the amount of all Revolving Commitment Increases are fully drawn)” immediately after the reference to “Section 7.09” appearing therein and replacing Section 2.01(c)(iv) in its entirety with “[Reserved]”;

(c) Section 7.01(c) of the Credit Agreement is amended by replacing such clause in its entirety with:

“(c) (A) Indebtedness in respect of Permitted First Lien Notes that are issued in lieu of Incremental Term Loans and/or Revolving Commitment Increases pursuant to an indenture or note purchase agreement or otherwise; provided that immediately after giving effect thereto, and treating all Revolving Commitment Increases as fully drawn, the Company shall be in compliance with the covenant set forth in Section 7.09 and (B) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) of this Section 7.01(c); provided that (x) the principal amount of any such Indebtedness is not increased in excess of the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon, accrued and unpaid interest and the amount of fees, expenses and premium in connection with such refinancing), (y) such refinancing, refunding, renewal or extension meets the requirements set forth in the definition of Permitted First Lien Notes and (z) no Event of Default would result as a consequence of such issuance of Permitted First Lien Notes;”

(d) A new Section 10.16 is added to the Credit Agreement as follows:

“Section 10.16 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 3. Effectiveness. This Amendment No.2 shall become effective on the first date (the “Amendment No. 2 Effective Date”) that the Administrative Agent shall have received executed counterparts to the Amendment No. 2 from each of the Company, Holdings, the Subsidiary Guarantors and the Required Lenders.

The Administrative Agent shall notify the Company and the Lenders of the Amendment No.2 Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

SECTION 5. FATCA Non-grandfathering. For purposes of FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement and any Loan made thereunder (including any Loan that has been already outstanding) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 6. Reaffirmation. (A) Each of Holdings, the Borrower and the Subsidiary Guarantors (each, a “Reaffirming Party”) hereby (a) affirms and confirms its guarantees, pledges, grants of Liens, covenants, agreements and other commitments under the Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect, as amended hereby.

(B) Each Reaffirming Party hereby represents and warrants that (i) the representations and warranties of each Reaffirming Party set forth in the Loan Documents to which it is a party are, after giving effect to hereto, true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date and (ii) no Default exists.

SECTION 7. Effect of Amendment No. 2. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. This Amendment No. 2 shall be a Loan Document for all purposes of the Credit Agreement.

SECTION 8. Applicable Law; Waiver of Jury Trial.

A) THIS AMENDMENT NO. 2 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 2 AND FOR ANY COUNTERCLAIM HEREIN.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment No. 2 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 2.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first written above.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President/
Chief Financial Officer

LAMAR ADVERTISING COMPANY (solely with respect to Sections 5 and 7 hereof)

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President/
Chief Financial Officer

[Signature Page to Amendment No. 2]

SUBSIDIARY GUARANTORS

COLORADO LOGOS, INC.
FLORIDA LOGOS, INC.
KANSAS LOGOS, INC.
LAMAR ADVERTISING OF MICHIGAN, INC. LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR ELECTRICAL, INC.
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR PENSACOLA TRANSIT, INC.
MICHIGAN LOGOS, INC.
MINNESOTA LOGOS, INC.
NEBRASKA LOGOS, INC.
NEVADA LOGOS, INC.
NEW MEXICO LOGOS, INC.
OHIO LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
TENNESSEE LOGOS, INC.
TLC PROPERTIES, INC.
UTAH LOGOS, INC.
LAMAR ALLIANCE AIRPORT ADVERTISING COMPANY

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

ARIZONA LOGOS, L.L.C.
DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C.
MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
MONTANA LOGOS, LLC
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.
WISCONSIN LOGOS, LLC

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

INTERSTATE LOGOS, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC
THE LAMAR COMPANY, L.L.C.
LAMAR TRS HOLDINGS, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

LAMAR ADVERTISING OF COLORADO SPRINGS, L.L.C.
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF SOUTH DAKOTA, L.L.C.
LAMAR AIR, L.L.C.
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR TENNESSEE, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

TLC FARMS, L.L.C.
TLC Properties, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC, its General Partner
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

LAMAR INVESTMENTS, LLC
LAMAR SERVICE COMPANY, LLC
LAMAR TRANSIT, LLC

By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.
OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Lamar Transit, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

TLC PROPERTIES II, LLC

By:	Lamar Investments, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVERTISING OF PENN, LLC

By:	The Lamar Company, L.L.C., its Class A Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

LAMAR OBIE COMPANY, LLC

By:	Lamar Media Corp., its Class A Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Donatus O. Anusionwu
Name:	Donatus O. Anusionwu
Title:	Vice President

[Signature Page to Amendment No. 2]

Amalgamated Bank,
as a Lender

By:	/s/ Jackson Eng
Name:	Jackson Eng
Title:	First Vice President

[Signature Page to Amendment No. 2]

BancorpSouth Bank,
as a Lender

By:	/s/ Jill Warner
Name:	Jill Warner
Title:	Senior Vice President

[Signature Page to Amendment No. 2]

Bank of America, N.A.,
as a Lender

By:	/s/ Juan Trejo
Name:	Juan Trejo
Title:	Vice President

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Donatus O. Anusionwu
Name:	Donatus O. Anusionwu
Title:	Vice President

[Signature Page to Amendment No. 2]

Manufacturers Bank,
as a Lender

By:	/s/ Dirk Price
Name:	Dirk Price
Title:	Vice President

[Signature Page to Amendment No. 2]

MIZUHO BANK, LTD,
as a Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page to Amendment No. 2]

SUNTRUST BANK,
as a Lender

By:	/s/ Cynthia W. Burton
Name:	Cynthia W. Burton
Title:	Director

[Signature Page to Amendment No. 2]

Synovus Bank,
as a Lender

By:	/s/ Joseph Keener
Name:	Joseph Keener
Title:	Senior Vice President

[Signature Page to Amendment No. 2]

The Bank of Nova Scotia, as a Lender

By:	/s/ Rafael Tobon
Name:	Rafael Tobon
Title:	Director

[Signature Page to Amendment No. 2]

United Bank,
as a Lender

By:	/s/ Tom Wolcott
Name:	Tom Wolcott
Title:	SVP Shared National Credit

[Signature Page to Amendment No. 2]

US Bank National Association,
as a Lender

By:	/s/ Arden Fujiwara
Name:	Arden Fujiwara
Title:	Portfolio Manager

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kyle R. Holtz
Name:	Kyle R. Holtz
Title:	Director

[Signature Page to Amendment No. 2]

Whitney Bank,
as a Lender

By:	/s/ Jamie Burgess
Name:	Jamie Burgess
Title:	Sr. Vice President

[Signature Page to Amendment No. 2]